UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Derby St., Bld. 27

Hingham, MA 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On October 14, 2026, the Board of Directors of Microbot Medical Inc. (the “Company”) voted to hold its annual meeting of stockholders on December 14, 2026 (the “2026 Annual Meeting”). The exact date, time and location of the 2026 Annual Meeting will be specified in the Company’s proxy statement for the 2026 Annual Meeting. The record date for the 2026 Annual Meeting is October 15, 2026.

Because the date of the Company’s 2026 Annual Meeting has been changed by more than 30 calendar days from the anniversary of the previous year’s annual meeting, the Company is establishing a new deadline for receipt of qualified stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2026 Annual Meeting.

The deadline for the receipt of any qualified stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act shall be not later than the close of business on October 27, 2026. The Company considers this a reasonable time before the Company begins to print and send its proxy materials. Each proposal must also comply with Rule 14a-8 and the SEC’s other rules and regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

In addition, any qualified stockholder seeking to have a nominee to the Board of Directors to be included in the Company’s proxy materials for the 2025 Annual Meeting must provide notice to the Company of its intent to do so on a Schedule 14N and file that notice with the Securities and Exchange Commission (the “SEC”) on or before October 30, 2026.

Qualified stockholder proposals must be received by the Company at its principal executive offices located at 175 Derby St., Bld. 27, Hingham, MA 02043, addressed to the Secretary of the Company. All proposals must comply with applicable Delaware law, the rules and regulations promulgated by the SEC and the procedures set forth in the By-Laws.

Item 7.01 Regulation FD Disclosure.

On October 20, 2026, the Company disseminated a press release announcing that it has received several new patent approvals across the U.S., Japan, China and Canada, further strengthening its global intellectual property portfolio as the Company continues to expand commercial adoption of the LIBERTY® System in the U.S. and position it for growth in key international markets as it pursues a CE Mark. As a result of these latest developments, the Company now holds 44 issued patents and 49 pending patent applications across North America, Europe, Israel, and Asia. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including the attached exhibit, is being furnished, and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing. By furnishing the information in this Current Report on Form 8-K and the attached exhibit, the Company is making no admission as to the materiality of any information in this Item 7.01 or the exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Microbot Medical Inc., dated October 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: October 20, 2026